REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (as it may be amended from time to time, this "Agreement") dated June 28, 2000 is between General Electric Company, a New York corporation ("General Electric") and Conseco, Inc., an Indiana corporation (the "Company").

                             PRELIMINARY STATEMENTS

     1. The Company has agreed to issue to GE Capital Equity Investments, Limited, an indirect subsidiary of General Electric ("GE Capital Equity"), a warrant to purchase 10,500,000 shares of common stock, no par value, of Conseco (the "Original Warrant").

     2. General Electric desires, and the Company has agreed to provide, the rights contained in this Agreement in order to permit GE Capital Equity and any additional party to this Agreement pursuant to Section 6.01 (a "Holder") to resell the Original Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, the Original Warrant, or such warrants issued in respect thereof (the "Warrants") pursuant to a registration statement that is effective under the Securities Act of 1933, as amended (the "Securities Act").

     3. General Electric desires, and the Company has agreed to provide the rights contained in this Agreement in order to permit the Holders to receive shares of Common Stock (as defined below) that are registered under the Securities Act upon exercise of the Warrants.

         In consideration of the premises and the mutual agreements and covenants set forth in this Agreement, General Electric and the Company agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

         SECTION 1.01. Definitions.

              For purposes of this Agreement, the following terms shall have the meanings set forth below:
              "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.
              "Commission" means the Securities and Exchange Commission or any other similar or successor agency of the United States government administering the Securities Act.
              "Common Stock" means (except where the context otherwise indicates) the Common Stock, no par value, of Company as constituted on the date of this Agreement, and any other capital stock the holder of Warrants would be entitled to receive upon exercise of such Warrants.

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              "Encumbrance" means any security interest, pledge, mortgage, lien
(including, without limitation, environmental and tax liens), charge, encumbrance, adverse claim, preferential arrangement or restriction of any kind, including, without limitation, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership.
              "Exchange Act" means the Securities Exchange Act of 1934, as amended.
              "Governmental Authority" means any United States federal, state or local government, governmental, regulatory or administrative authority, agency or commission, any foreign government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.
              "Governmental Order" means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.
              "Law" means any statute, law, ordinance, regulation, rule, code, order, other requirement or rule of law of any Governmental Authority.
              "Prospectus" means the prospectus included in any Registration Statement, together with and including any amendment or supplement to such prospectus, and all material incorporated by reference in such Prospectus.
              "Registrable Securities" means (i) the Warrants, provided, that as to any Warrant, such securities shall cease to constitute the same for purposes of this Agreement if and when (A) a registration statement with respect to the resale of such securities shall have been declared effective by the Commission and such securities shall have been sold pursuant thereto in accordance with the intended plan and method of distribution therefor set forth in the final prospectus forming part of such registration statement, (B) such securities shall have been sold in satisfaction of all applicable resale provisions of Rule 144 under the Securities Act, (C) such securities may be resold pursuant to Rule 144(k) under the Securities Act (or any successor provision) or all of such Holder's Warrants may be resold in a single ninety (90) day period under Rule 144(e)(1)(i) of the Securities Act and do not require qualification under any state securities or "blue sky" law then in effect, or the use of an applicable exemption therefrom and, in each case, the Company has removed any restrictive legend on the Warrants, or (D) such securities cease to be issued and outstanding for any reason), and (ii) Common Stock issuable upon exercise of the Warrants, provided, that as to Common Stock, such securities shall cease to constitute the same for purposes of this Agreement if and when a registration statement with respect to the sale of such securities shall have been declared effective by the Commission and such securities shall have been issued pursuant thereto in accordance with the intended plan and method of distribution therefor set forth in the final prospectus forming part of such registration statement.

                                   ARTICLE II

                              REGISTRATION RIGHTS

         SECTION 2.01. Initial Filing and Effectiveness of Registration
Statement.

              The Company shall, as soon as reasonably practicable after the Effective Date,

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but in any event no later than July 10, 2000, prepare and file a Registration
Statement on Form S-3 (the "Registration Statement") covering the resale of the Warrants by the Holders and the issuance of Common Stock pursuant to the exercise of the Warrants, in both cases, to be made on a continuous basis pursuant to Rule 415 under the Securities Act covering such number of Warrants, owned by the Holders and such number of shares of Common Stock as are issuable upon exercise of the Warrants (as such number may increase from time to time pursuant to the terms of the Warrants). The Company will use its best efforts to cause the Registration Statement to be declared effective on or before August 15, 2000.

         SECTION 2.02. Maintenance of Registration Statement.

              (a) The Company shall use its best efforts to keep the Registration Statement continuously effective until the date that no Holder owns any Registrable Securities. Upon the occurrence of any event that would cause the Registration Statement or the Prospectus contained therein (i) to contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading or (ii) not to be effective and usable for the resale of all or part of the Warrants by the Holders and the issuance of Common Stock pursuant to the exercise of the Warrants (including due to increases from time to time pursuant to the terms of the Warrants), the Company shall promptly file an appropriate amendment to the Registration Statement curing such defect, and, if Commission review is required, use its best efforts to cause such amendment to be declared effective as soon as practicable;

              (b) The Company shall prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement during the applicable period in accordance with the intended method or methods of distribution set forth in such Registration Statement or supplement to the Prospectus;

              (c) The Company shall advise the Holder Representative promptly and, if requested by the Holder Representative, confirm such advice in writing,
(i) when any Prospectus supplement or post-effective amendment has been filed, and, with respect to any successor Registration Statement or any post-effective amendment thereto, when the same has become effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto,
(iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Warrants or the Common Stock for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (iv) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order

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

to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or "blue sky" laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time or, failing that, to promptly file another Registration Statement covering the Registrable Securities, in the event of an event or circumstance of the kind described in clause (iv) above, the Company shall use its best efforts to cure such inaccuracy at the earliest possible time, and in any event within 90 days of the occurrence of such event or circumstance;

              (d) The Company shall subject to paragraph (a) above, if any fact or event contemplated by paragraph (c)(iii) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the Holders, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

              (e) The Company shall furnish to the Holder Representative, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus, which documents will be subject to the review and comment of the Holder Representative for a period of at least five Business Days, and the Company shall not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus to which the Holder Representative shall reasonably object within five Business Days after the receipt thereof. The Holder Representative shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading or fails to comply with the applicable requirements of the Securities Act;

              (f) The Company shall make available, at reasonable times, for inspection by the Holder Representative and any attorney or accountant retained by the Holder Representative, all financial and other pertinent corporate documents and records of Company and cause the Company's officers, directors and employees to supply all information reasonably requested by the Holder Representative, or any such attorney or accountant in connection with a sale of the Warrants or Common Stock, to the extent such information relates to the Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness;

              (g) The Company shall if requested by the Holder Representative, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as the Holder Representative may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Registrable Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of

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

the matters to be included in such Prospectus supplement or post-effective amendment;

              (h) The Company shall furnish to Holder Representative in connection with each exercise of the Warrants or issuance of Common Stock, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

              (i) The Company shall upon the request of the Holder Representative, enter into such agreements and make such representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Warrants or the issuance of Common Stock as may be reasonably requested by the Holder Representative in connection with any sale or resale of the Warrants or issuance of Common Stock.

              (j) The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the Commission; and

              (k) The Company shall provide promptly to the Holder Representative, upon request, each document filed with the Commission pursuant to the requirements of Section 13 or Section 15(d) of the Exchange Act.

         SECTION 2.03. Restrictions on Holders.

              The Holders severally and not jointly agree that, upon receipt of the notice referred to in Section 2.02(c)(iii) or any notice from the Company of the existence of any fact of the kind described in Section 2.02(c)(iv) hereof (in each case, a "Suspension Notice"), the Holders shall refrain from exercising the Warrants, other than through a net issue exercise pursuant to Section 2.3(b) of the Warrants, until (i) the Holder Representative has received copies of the supplemented or amended Prospectus contemplated by clause 2.02(d) hereof, or
(ii) the Holder Representative is advised in writing by Company that the Prospectus is again accurate in all material respects, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (in each case, the "Recommencement Date"); provided that Company shall deliver not more than one Suspension Notice during any given 365-day period; and provided further that the Company shall not permit more than 90 days to elapse from the date of delivery of any Suspension Notice to the Recommencement Date revoking such Suspension Notice.

         SECTION 2.04. Expenses.

              All costs, fees and expenses incident to the Company's performance of or compliance with this Agreement shall be borne by the Company, including without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state securities or "blue sky" laws; (iii) all expenses of printing (including printing certificates for the Common Stock to be issued upon exercise of the Warrants and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company; (v) all application and filing fees in connection with listing the Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance). The Company shall, in any event, bear its

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internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

         SECTION 2.05. Obtaining Stock Exchange Listings.

              The Company shall from time to time take all action which may be necessary so that the Common Stock issuable pursuant to the Warrants, immediately upon their issuance upon the exercise of the Warrants, will be listed on the principal securities exchanges, automated quotation systems or other markets within the United States of America, if any, on which other shares of Common Stock are then listed, if any.

         SECTION 2.06. Supplying Information.

              The Company shall cooperate with the Holders in supplying such information as may be reasonably necessary for the Holders to complete and file any information reporting forms presently or hereafter required by the Commission or any other governmental entity in connection with the resale of Warrants or the issuance of Common Stock. The Company shall also supply such information as may be reasonably necessary for the Holders to comply with tax and other applicable laws and applicable accounting standards. The Holders shall cooperate with the Company in supplying such information as may be reasonably necessary for Company to comply with its obligations hereunder.

         SECTION 2.07. Blue Sky Registration.

              The Company will use its reasonable best efforts to register or qualify or cooperate with the Holders and their respective counsel in connection with the registration or qualification of the Warrants or Common Stock under the securities or "blue sky" laws of any such jurisdictions in the United States as the Holders reasonably request in writing, and do any and all other acts or things necessary or advisable to enable the disposition of such Warrants and issuance of Common Stock in such jurisdictions. The Company will not be required to take any actions under this Section 2.08 if such actions would require the Company to submit to the general taxation of any jurisdiction where it is not then so subject or to file in any jurisdiction any general consent to service of process.

         SECTION 2.08. Certificates.

              The Company will cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Warrants to be sold and Common Stock to be issued that do not bear any restrictive legends. Such certificates will be in such denominations and registered in such names as the Holders request at least two Business Days prior to any sale of Warrants or the issuance of Common Stock.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

              The Company represents and warrants to the Holders as follows:

         SECTION 3.01. Organization and Authority of the Company.

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

              The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Indiana and has all necessary corporate power and authority to enter into this Agreement, to carry out its obligations under this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations contained in this Agreement and the consummation by the Company of the transactions contemplated by this Agreement have been duly authorized by all requisite corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company, and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

         SECTION 3.02. No Conflict.

              The execution, delivery and performance of this Agreement by the Company do not and will not (a) violate, conflict with or result in the breach of any provision of the Certificate of Incorporation or By-laws of the Company,
(b) conflict with or violate any Law or Governmental Order applicable to the Company or (c) conflict with, or result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation, or cancellation of, or result in the creation of any Encumbrance on any of the assets or properties of the Company pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Company is a party or by which any of such assets or properties are bound or affected.

                                   ARTICLE IV

                                 INDEMNIFICATION

         SECTION 4.01. Indemnification By The Company.

              The Company will indemnify and hold harmless each of the Holders, directors, officers, employees, agents, affiliates, successors and assigns (each, a "Holder Indemnitee," and collectively, the "Holder Indemnitees") from and against any and all losses, claims, damages, liabilities, debts, obligations, monetary damages, judgements, fines, fees, penalties, interest obligations, deficiencies, and expenses, interest, court costs, reasonable costs of investigators, reasonable fees and expenses of attorneys, accountant, financial advisors, engineers and other expenses, and other expenses of litigation ("Losses") incurred or suffered in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted to which any Holder Indemnitee may become subject under the Securities Act, the Exchange Act or other federal or state securities law or regulation, at common law or otherwise, insofar as such Losses arise out of, result from or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of

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

the circumstances under which they were made, not misleading, or (b) any violation by the Company of the Securities Act or the Exchange Act, or other federal or state securities law applicable to the Company and relating to any action or inaction required of the Company in connection with such registration. In addition, the Company will reimburse any Holder Indemnitee for any reasonable investigation, legal or other expenses incurred by such Holder Indemnitee in connection with investigating or defending any such Loss. Notwithstanding anything herein to the contrary, the Company will not be liable with respect to the portion of any such Loss that (i) arises out of, results from or is based upon any alleged untrue statement or alleged omission made in such Registration Statement, preliminary Prospectus, Prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Holder Indemnitee specifically for use therein or (ii) attributable to a Holder's (A) use of a Prospectus after being notified by the Company to suspend use thereof pursuant to Section 2.01 above or (B) failure to deliver a final Prospectus to the Person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in an amended or supplemented Prospectus prepared by the Company and delivered to the Holder at or prior to the time written confirmation of sale to such Person was required to be made. The foregoing indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Holder, and will survive the transfer of such securities by the Holder.

         SECTION 4.02. Indemnification By Holders.

              If a Holder sells Warrants under a Prospectus that is part of a Registration Statement, the Holder will indemnify and hold harmless the Company, its directors and each officer who signed such Registration Statement and each Person who controls the Company (within the meaning of Section 15 of the Securities Act) (each, a "Controlling Person") under the same circumstances as the foregoing indemnity from the Company to the Holders but only to the extent that such Losses arise out of or are based upon any untrue or allegedly untrue statement of a material fact or omission or alleged omission of a material fact that was made in the Prospectus, the Registration Statement, or any amendment or supplement thereto, in reliance upon and in conformity with written information relating to a Holder furnished to the Company by a Holder expressly for use therein. In no event will the aggregate liability of a Holder exceed the amount of the net proceeds received by the Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Company or such officer, director, employee or Controlling Person, and will survive the transfer of such securities by the Holder.

         SECTION 4.03. Contribution.

              If the indemnification provided for in Sections 4.01 or 4.02 is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect of which any such Section would otherwise apply by its terms (other than by reason of exceptions provided therein), then each applicable indemnifying party, in lieu of indemnifying

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such indemnified party, will have a joint and several obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses. Such contribution will be in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any such Losses will be deemed to include any investigation, legal or other fees or expenses incurred by such party in connection with any investigation or proceeding, to the extent such party would have been indemnified for such expenses if the indemnification provided for in Sections 4.01 or 4.02 was available to such party. In no event will the aggregate liability of a Holder exceed the amount of the net proceeds received by the Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

         SECTION 4.04. Conduct Of Indemnification Proceedings.

              An indemnified party pursuant to Section 4.01 or Section 4.02 (the "Indemnified Party") shall give the indemnifying party under such section (the "Indemnifying Party") notice of any matter that an Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement, within 60 days of such determination, stating the amount of the Loss, if known, and method of computation of the Loss, and setting forth the basis on which such right of indemnification is claimed or arises. The obligations and Liabilities of the Indemnifying Party under this Article IV with respect to Losses arising from claims of any third party that are subject to the indemnification provided for in this Article IV ("Third Party Claims") shall be governed by and contingent upon the following additional terms and conditions:

              (i) If an Indemnified Party shall receive notice of any Third Party Claim, the Indemnified Party shall give the Indemnifying Party notice of such Third Party Claim within 30 days of the receipt by the Indemnified Party of such notice; provided, however, that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this
              Article IV except to the extent the Indemnifying Party is materially prejudiced by such failure and shall not relieve the Indemnifying Party from any other obligation or Liability that it may have to any Indemnified Party otherwise than under this
              Article IV.

              (ii) The Indemnifying Party shall assume and control the defense of such Third Party Claim at its expense and through counsel of its choice, provided, however, that if a conflict of interest is reasonably likely to arise, that would make it inappropriate in the judgment of the Indemnified Party, acting in good faith, for the same counsel to represent both the

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              Indemnified Party and the Indemnifying Party, then the Indemnified
              Party shall be entitled to retain its own counsel, in each jurisdiction for which the Indemnified Party determines counsel is required, at the expense of the Indemnifying Party.

              (iii) The Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party all witnesses, pertinent records, materials and information in the Indemnified Party's possession or under the Indemnified Party's control relating thereto as is reasonably required by the Indemnifying Party.

              (iv) The Indemnifying Party may settle any such Third Party Claim without the prior written consent of the Indemnified Party, but only if the Indemnifying Party pays all amounts arising out of such settlement concurrently with the effectiveness of the settlement and obtains, as a condition of any settlement or other resolution, a complete release of all Indemnified Parties in connection with such Third Party Claim.

                                   ARTICLE V

                                OTHER AGREEMENTS

         SECTION 5.01. Holder Representative.

              (a) The Holders agree to appoint one Person to act as their representative, attorney in fact and proxy with respect to certain matters specified in this Agreement (the "Holder Representative"). The parties have designated General Electric Capital Services, Inc. as the initial Holder Representative. The Holder Representative may resign at any time, and a Holder Representative may be removed at any time by the vote of a majority in interest of the Holders. In the event of the death, resignation or removal of the Holder Representative, a new Holder Representative shall be appointed by a vote of a majority in interest of the Holders, such appointment to become effective upon the written acceptance thereof by the new Holder Representative. Any failure by a majority in interest of the Holders to appoint a new Holder Representative upon the death, resignation or removal of the Holder Representative shall not have the effect of releasing the Holders from any liability under this Agreement.

              (b) The Holder Representative shall have such powers and authority as are necessary to carry out the functions assigned to the Holder Representative under this Agreement; provided, however, that the Holder Representative will have no obligation to act on behalf of the Holders, except as expressly provided herein. The Holder Representative will at all times be entitled to rely on any directions received from a majority in interest of the Holders. The Holder Representative shall, at the expense of the Holders, be entitled to engage such counsel, experts and other agents and consultants as they shall deem necessary in connection with exercising their powers and performing their function hereunder and (in the absence of bad faith on the part of the Holder Representative) shall be entitled to conclusively rely on the opinions and advice of such Persons.

              (c) The Holder Representative shall not be entitled to any fee, commission or other

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compensation for the performance of its services hereunder, but shall be entitled to the payment of all his or her expenses incurred as the Holder Representative. In connection with this Agreement, and any instrument, agreement or document relating hereto or thereto, and in exercising or failing to exercise all or any of the powers conferred upon the Holder Representative hereunder, the Holder Representative shall incur no responsibility whatsoever to any Holder by reason of any error in judgment or other act or omission performed or omitted hereunder or any such other agreement, instrument or document, excepting only responsibility for any act or failure to act which represents willful misconduct. Each Holder shall indemnify, pro rata based upon such holder's percentage interest, the Holder Representative against all losses, damages, liabilities, claims, obligations, costs and expenses, including reasonable attorneys', accountants' and other experts' or consultant's fees and the amount of any judgment against the Holder Representative, of any nature whatsoever, arising out of or in connection with any claim, investigation, challenge, action or proceeding or in connection with any appeal thereof, relating to the acts or omissions of the Holder Representative hereunder. The foregoing indemnification shall not apply in the event of any action or proceeding which finally adjudicates the liability of the Holder Representative hereunder for his or her gross negligence or willful misconduct. In the event of any indemnification hereunder, upon written notice from Holder Representative to the Holders as to the existence of a deficiency toward the payment of any such indemnification amount, each such holder shall promptly deliver to the Holder Representative full payment of his or her ratable share of the amount of such deficiency, in accordance with such Holder's percentage interest. In no event shall the Company be responsible for any reimbursement or indemnification of the Holder Representative.

              (d) All of the indemnities, immunities and powers granted to the Holder Representative under this Agreement shall survive the termination of this Agreement.

              (e) Notwithstanding anything herein to the contrary, each Holder hereby acknowledges that the Company shall not have any responsibility or obligation whatsoever to any such Holder or to any other party with respect to or arising out of any actions taken or any inaction by the Holder
Representative.

              (f) The Company shall have the right to rely conclusively upon all actions taken or omitted to be taken by the Holder Representative pursuant to this Agreement and any instrument, agreement or document relating hereto, all of which actions or omissions shall be legally binding upon all the Holders.


                                   ARTICLE VI

                                 MISCELLANEOUS

         SECTION 6.01. Additional Parties.

              Upon the transfer, division or combination of the Warrants, the holder of Warrants received in such transfer, division or combination which are Registrable Securities, shall become a party to this Agreement by agreeing in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument of assumption in a form reasonable acceptable to the Company and the Holder Representative and shall thereby be deemed a Holder for the purposes of this Agreement.

         SECTION 6.02. Amendments; Waivers.

              This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the Company and the Holder Representative; provided, however, that the Holder Representative shall not amend, modify or supplement this Agreement in manner that is detrimental to the Holders without first obtaining the written consent of a majority in interest of the Holders to such amendment, modification or supplement; provided, further, however, that any amendment, modification or supplement made by the Holder Representative with such consent shall bind all Holders. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder Representative or the Holders shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of the Holder Representative or the Holders.

         SECTION 6.03. Notices.

              All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by telecopy, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 6.03):

         (a) If to any Holder or to the Holder Representative at:
                    General Electric Capital Services, Inc.
                    120 Long Ridge Road
                    Stamford, CT 06927
                    Telecopy: (203) 357-5165
                    Attention: Bryant Cohen

                    With a copy to:
                    General Electric Company
                    W3A
                    3135 Easton Turnpike
                    Fairfield, Connecticut 06431
                    Telecopy:  (203) 373-3008
                    Attention: Vice President and Senior Counsel for Transactions

         (b) if to the Company at:
                    Conseco, Inc.
                    11825 N. Pennsylvania St.
                    Carmel, Indiana 46032
                    Telecopy:  (317) 817-6327
                    Attention:  General Counsel

Each such notice or other communication shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or delivered by air courier, or three Business Days after the same shall have been deposited, appropriate postage prepaid, in the United States mail.

         SECTION 6.04. Successors and Assigns.

              This Agreement and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of Company, the Holder and the successors and assigns of Holder. The provisions of this Agreement are intended to be for the benefit General Electric and of all the Holders from time to time of this Agreement and shall be enforceable by General Electric, the Holder's Representative or any such Holder. No other Person shall have any right, benefit or obligation under this Agreement.

         SECTION 6.05. Severability.

              If one or more provisions of this Agreement are held to be unenforceable to any extent under applicable law, such provision shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by law so as to effectuate the parties' intent to the maximum extent, and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the maximum extent permitted by law.

         SECTION 6.06. Section and Other Headings.

              The section and headings contained in this Agreement are for the convenience only and shall not affect the meaning or interpretation of this Agreement.

         SECTION 6.07. Governing Law.

              This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York, without regard to the conflict of law principles of such state.

         SECTION 6.08. Remedies.

              Each Holder, and the Holder Representative, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

         SECTION 6.09. Counterparts.

              For the convenience of the parties, any number of counterparts of this Agreement may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.



                         [SIGNATURES BEGIN ON NEXT PAGE]



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


         IN WITNESS WHEREOF, General Electric and the Company have caused this Agreement to be executed on the date first written above by their respective officers thereunto duly authorized.


Dated:  June 28, 2000

                                    CONSECO, INC.



                                    By: /s/ David V. Harkins
                                        ---------------------------------------
                                        Name:  David V. Harkins
                                        Title: Interim Chairman and Chief
                                                 Executive Officer


                                    GENERAL ELECTRIC COMPANY



                                    By: /s/ Pamela Daley
                                        ---------------------------------------
                                        Name:  Pamela Daley
                                        Title: Vice President


                                       15